EXHIBIT 99.1

VEECO REPORTS FOURTH QUARTER AND FISCAL YEAR 2024 FINANCIAL RESULTS

Fourth Quarter 2024 Highlights:

●	Revenue of $182.1 million, compared with $173.9 million in the same period last year
●	GAAP net income of $15.0 million, or $0.26 per diluted share, compared with $21.6 million, or $0.37 per diluted share in the same period last year
●	Non-GAAP net income of $24.2 million, or $0.41 per diluted share, compared with $29.8 million, or $0.51 per diluted share in the same period last year

Fiscal Year 2024 Highlights:

●	Revenue of $717.3 million, compared with $666.4 million in the same period last year
●	GAAP net income of $73.7 million, or $1.23 per diluted share, compared with GAAP net loss of $30.4 million or $0.56 loss per diluted share in the same period last year
●	Non-GAAP net income of $104.3 million, or $1.74 per diluted share, compared with $98.3 million, or $1.69 per diluted share in the same period last year

Plainview, N.Y., February 12, 2025 -- Veeco Instruments Inc. (Nasdaq: VECO) today announced financial results for its fourth quarter and fiscal year ended December 31, 2024. Results are reported in accordance with U.S. generally accepted accounting principles (“GAAP”) and are also reported adjusting for certain items (“Non-GAAP”). A reconciliation between GAAP and Non-GAAP operating results is provided at the end of this press release.

U.S. Dollars in millions, except per share data

	4th Quarter		Full Year
GAAP Results	Q4 '24	Q4 '23	2024	2023
Revenue	$182.1	$173.9	$717.3	$666.4
Net income (loss)	$15.0	$21.6	$73.7	$(30.4)
Diluted earnings (loss) per share	$0.26	$0.37	$1.23	$(0.56)

	4th Quarter		Full Year
Non-GAAP Results	Q4 '24	Q4 '23	2024	2023
Operating income	$27.4	$32.1	$116.1	$109.6
Net income	$24.2	$29.8	$104.3	$98.3
Diluted earnings per share	$0.41	$0.51	$1.74	$1.69

“Veeco had a successful year in 2024, highlighted by our Semiconductor business outperforming WFE growth for the 4th consecutive year,” commented Bill Miller, Ph.D., Veeco’s Chief Executive Officer. “We achieved several strategic milestones, grew the top-line and delivered solid profitability, all while continuing to allocate capital toward our largest growth opportunities. Looking ahead, our solutions in Laser Annealing, Ion Beam Deposition, and Advanced Packaging are well-positioned to take advantage of growth in leading edge investment in the coming years.”

Guidance and Outlook

The following guidance is provided for Veeco’s first quarter 2025:

●	Revenue is expected in the range of $155 million to $175 million
●	GAAP diluted earnings per share are expected in the range of $0.11 to $0.22
●	Non-GAAP diluted earnings per share are expected in the range of $0.26 to $0.36

Conference Call Information

A conference call reviewing these results has been scheduled for today, February 12, 2025 starting at 5:00pm ET. To join the call, dial 1-877-407-8029 (toll-free) or 1-201-689-8029. Participants may also access a live webcast of the call by visiting the investor relations section of Veeco's website at ir.veeco.com. A replay of the webcast will be made available on the Veeco website that evening. We will post an accompanying slide presentation to our website prior to the beginning of the call.

About Veeco

Veeco (NASDAQ: VECO) is an innovative manufacturer of semiconductor process equipment. Our laser annealing, ion beam, chemical vapor deposition (CVD), metal organic chemical vapor deposition (MOCVD), single wafer etch & clean and lithography technologies play an integral role in the fabrication and packaging of advanced semiconductor devices. With equipment designed to optimize performance, yield and cost of ownership, Veeco holds leading technology positions in the markets we serve. To learn more about Veeco’s systems and service offerings, visit www.veeco.com.

Forward-looking Statements

This press release contains “forward-looking statements”, within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, as amended, that are based on management’s expectations, estimates, projections and assumptions. Words such as “expects,” “anticipates,” “plans,” “believes,” “scheduled,” “estimates” and variations of these words and similar expressions are intended to identify forward-looking statements. Forward-looking statements include, but are not limited to, those regarding anticipated growth and trends in our businesses and markets, industry outlooks and demand drivers, our investment and growth strategies, our development of new products and technologies, our business outlook for current and future periods, our ongoing transformation initiative and the effects thereof on our operations and financial results; and other statements that are not historical facts. These statements and their underlying assumptions are subject to risks and uncertainties and are not guarantees of future performance. Factors that could cause actual results to differ materially from those expressed or implied by such statements include, without limitation: the level of demand for our products; global economic and industry conditions; global trade issues, including the ongoing trade disputes between the U.S. and China, and changes in trade and export license policies; our dependency on third-party suppliers and outsourcing partners; the timing of customer orders; our ability to develop, deliver and support new products and technologies; our ability to expand our current markets, increase market share and develop new markets; the concentrated nature of our customer base; our ability to obtain and protect intellectual property rights in key technologies; the effects of regional or global health epidemics; our ability to achieve the objectives of operational and strategic initiatives and attract, motivate and retain key employees; the variability of results among products and end-markets, and our ability to accurately forecast future results, market conditions, and customer requirements; the impact of our indebtedness, including our convertible senior notes and our capped call transactions; and other risks and uncertainties described in our SEC filings on Forms 10-K, 10-Q and 8-K, and from time-to-time in our other SEC reports. All forward-looking statements speak only to management’s expectations, estimates, projections and assumptions as of the date of this press release or, in the case of any document referenced herein or incorporated by reference, the date of that document. The Company does not undertake any obligation to update or publicly revise any forward-looking statements to reflect events, circumstances or changes in expectations after the date of this press release.

-financial tables attached-

Veeco Contacts:

Investors:Anthony Pappone (516) 500-8798apappone@veeco.com

Media:Brenden Wright (410) 984-2610bwright@veeco.com

Veeco Instruments Inc. and Subsidiaries
Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)
(unaudited)

	Three months ended December 31,		Year ended December 31,
	2024	2023	2024	2023
Net sales	$182,131	$173,924	$717,301	$666,435
Cost of sales	108,146	95,269	413,296	381,376
Gross profit	73,985	78,655	304,005	285,059
Operating expenses, net:
Research and development	30,953	29,091	124,507	112,853
Selling, general, and administrative	25,077	23,493	99,663	92,756
Amortization of intangible assets	1,580	2,123	6,983	8,481
Asset impairment	28,131	—	28,131	—
Other operating expense (income), net	(15,635)	(235)	(22,260)	1,029
Total operating expenses, net	70,106	54,472	237,024	215,119
Operating income	3,879	24,183	66,981	69,940
Interest income (expense), net	476	—	1,853	(1,187)
Other income (expense), net	—	—	—	(97,091)
Income (loss) before income taxes	4,355	24,183	68,834	(28,338)
Income tax expense (benefit)	(10,610)	2,546	(4,880)	2,030
Net income (loss)	$14,965	$21,637	$73,714	$(30,368)

Income (loss) per common share:
Basic	$0.26	$0.39	$1.31	$(0.56)
Diluted	$0.26	$0.37	$1.23	$(0.56)

Weighted average number of shares:
Basic	56,536	55,537	56,426	53,769
Diluted	60,499	59,821	61,596	53,769

Veeco Instruments Inc. and Subsidiaries
Condensed Consolidated Balance Sheets

(in thousands)

	December 31,	December 31,
	2024	2023
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$145,595	$158,781
Restricted cash	224	339
Short-term investments	198,719	146,664
Accounts receivable, net	96,834	103,018
Contract assets	37,109	24,370
Inventories	246,735	237,635
Prepaid expenses and other current assets	39,316	35,471
Total current assets	764,532	706,278
Property, plant and equipment, net	113,789	118,459
Operating lease right-of-use assets	26,503	24,377
Intangible assets, net	8,832	43,945
Goodwill	214,964	214,964
Deferred income taxes	120,191	117,901
Other assets	2,766	3,117
Total assets	$1,251,577	$1,229,041

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$43,519	$42,383
Accrued expenses and other current liabilities	55,195	57,624
Contract liabilities	64,986	118,026
Income taxes payable	2,086	—
Current portion of long-term debt	26,496	—
Total current liabilities	192,282	218,033
Deferred income taxes	689	6,552
Long-term debt	249,702	274,941
Long-term operating lease liabilities	34,318	31,529
Other liabilities	3,816	25,544
Total liabilities	480,807	556,599

Total stockholders’ equity	770,770	672,442
Total liabilities and stockholders’ equity	$1,251,577	$1,229,041

Note on Reconciliation Tables

The below tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Reconciliation of GAAP to Non-GAAP Financial Data (Q4 2024)

(in thousands)
(unaudited)

		Non-GAAP Adjustments
		Share-Based
Three months ended December 31, 2024	GAAP	Compensation	Amortization	Other		Non-GAAP
Net sales	$182,131					$182,131
Gross profit	73,985	1,523				75,508
Gross margin	40.6%					41.5%
Operating expenses	70,106	(7,582)	(1,580)	(12,876)		48,068
Operating income	3,879	9,105	1,580	12,876	^	27,440
Net income	14,965	9,105	1,580	(1,443)	^	24,207

^	- See table below for additional details.

Other Non-GAAP Adjustments (Q4 2024)

(in thousands)
(unaudited)

Three months ended December 31, 2024
Asset impairment	$28,131
Changes in contingent consideration	(16,466)
Other	1,211
Subtotal	12,876
Non-cash interest expense	322
Tax benefits associated with asset impairments	(12,239)
Non-GAAP tax adjustment *	(2,402)
Total Other	$(1,443)

*	- The ‘with or without’ method is utilized to determine the income tax effect of all Non-GAAP adjustments.

Net Income per Common Share (Q4 2024)

(in thousands, except per share amounts)
(unaudited)

	Three months ended December 31, 2024
	GAAP	Non-GAAP
Numerator:
Net income	$14,965	$24,207
Interest expense associated with 2025 and 2027 Convertible Senior Notes	513	466
Net income available to common shareholders	$15,478	$24,673

Denominator:
Basic weighted average shares outstanding	56,536	56,536
Effect of potentially dilutive share-based awards	1,070	1,070
Dilutive effect of 2025 Convertible Senior Notes	1,104	1,104
Dilutive effect of 2027 Convertible Senior Notes (1)	1,789	1,354
Diluted weighted average shares outstanding	60,499	60,064

Net income per common share:
Basic	$0.26	$0.43
Diluted	$0.26	$0.41

(1)  -  The non-GAAP incremental dilutive shares includes the impact of the Company’s capped call transaction issued concurrently with our 2027 Notes, and as such, an effective conversion price of $18.46 is used when determining incremental shares to add to the dilutive share count. The GAAP incremental dilutive shares does not include the impact of the Company’s capped call transaction, and as such, an effective conversion price of $13.98 is used when determining incremental shares to add to the dilutive share count.

Reconciliation of GAAP to Non-GAAP Financial Data (Q4 2023)

(in thousands)
(unaudited)

		Non-GAAP Adjustments
		Share-based
Three months ended December 31, 2023	GAAP	Compensation	Amortization	Other		Non-GAAP
Net sales	$173,924					$173,924
Gross profit	78,655	334				78,989
Gross margin	45.2%					45.4%
Operating expenses	54,472	(5,845)	(2,123)	363		46,867
Operating income	24,183	6,179	2,123	(363)	^	32,122
Net income	21,637	6,179	2,123	(116)	^	29,823

^	- See table below for additional details.

Other Non-GAAP Adjustments (Q4 2023)

(in thousands)
(unaudited)

Three months ended December 31, 2023
Changes in contingent consideration	$(465)
Other	102
Subtotal	(363)
Non-cash interest expense	294
Non-GAAP tax adjustment *	(47)
Total Other	$(116)

*	- The ‘with or without’ method is utilized to determine the income tax effect of all Non-GAAP adjustments.

Net Income per Common Share (Q4 2023)

(in thousands, except per share amounts)
(unaudited)

	Three months ended December 31, 2023
	GAAP	Non-GAAP
Numerator:
Net income	$21,637	$29,823
Interest expense associated with 2025 and 2027 Convertible Senior Notes	511	466
Net income available to common shareholders	$22,148	$30,289

Denominator:
Basic weighted average shares outstanding	55,537	55,537
Effect of potentially dilutive share-based awards	1,391	1,391
Dilutive effect of 2025 Convertible Senior Notes	1,104	1,104
Dilutive effect of 2027 Convertible Senior Notes (1)	1,789	1,355
Diluted weighted average shares outstanding	59,821	59,387

Net income per common share:
Basic	$0.39	$0.54
Diluted	$0.37	$0.51

(1)	- The non-GAAP incremental dilutive shares includes the impact of the Company’s capped call transaction issued concurrently with our 2027 Notes, and as such, an effective conversion price of $18.46 is used when determining incremental shares to add to the dilutive share count. The GAAP incremental dilutive shares does not include the impact of the Company’s capped call transaction, and as such, an effective conversion price of $13.98 is used when determining incremental shares to add to the dilutive share count.

Reconciliation of GAAP Net Income to Non-GAAP Operating Income (Q4 2024 and 2023)

(in thousands)
(unaudited)

	Three months ended	Three months ended
	December 31, 2024	December 31, 2023
GAAP Net income	$14,965	$21,637
Share-based compensation	9,105	6,179
Amortization	1,580	2,123
Asset impairment	28,131	—
Changes in contingent consideration	(16,466)	(465)
Transition expenses related to San Jose expansion project	—	57
Acquisition related	—	45
Interest (income) expense, net	(476)	—
Other	1,211	—
Income tax expense (benefit)	(10,610)	2,546
Non-GAAP Operating income	$27,440	$32,122

Reconciliation of GAAP to Non-GAAP Financial Data (FY 2024)

(in thousands)
(unaudited)

		Non-GAAP Adjustments
		Share-based
For the year ended December 31, 2024	GAAP	Compensation	Amortization	Other		Non-GAAP
Net sales	$717,301					$717,301
Gross profit	304,005	6,263		162		310,430
Gross margin	42.4%					43.3%
Operating expenses	237,024	(29,616)	(6,983)	(6,067)		194,358
Operating income	66,981	35,879	6,983	6,229	^	116,072
Net income (loss)	73,714	35,879	6,983	(12,233)	^	104,343

^	- See table below for additional details.

Other Non-GAAP Adjustments (FY 2024)

(in thousands)
(unaudited)

For the year ended December 31, 2024
Asset impairment	$28,131
Changes in contingent consideration	(21,242)
Sale of productive assets	(2,033)
Other	1,373
Subtotal	6,229
Non-cash interest expense	1,257
Tax benefits associated with asset impairments	(12,239)
Non-GAAP tax adjustment *	(7,480)
Total Other	$(12,233)

*	- The ‘with or without’ method is utilized to determine the income tax effect of all Non-GAAP adjustments.

Net Income per Common Share (FY 2024)

(in thousands, except per share amounts)
(unaudited)

	Year ended December 31, 2024
	GAAP	Non-GAAP
Numerator:
Net income	$73,714	$104,343
Interest expense associated with convertible notes	2,054	1,865
Net income available to common shareholders	$75,768	$106,208

Denominator:
Basic weighted average shares outstanding	56,426	56,426
Effect of potentially dilutive share-based awards	1,010	1,010
Dilutive effect of 2025 Convertible Senior Notes	1,104	1,104
Dilutive effect of 2027 Convertible Senior Notes (1)	1,788	1,354
Dilutive effect of 2029 Convertible Senior Notes	1,268	1,268
Diluted weighted average shares outstanding	61,596	61,162

Net income per common share:
Basic	$1.31	$1.85
Diluted	$1.23	$1.74

(1)  -  The non-GAAP incremental dilutive shares includes the impact of the Company’s capped call transaction issued concurrently with our 2027 Notes, and as such, an effective conversion price of $18.46 is used when determining incremental shares to add to the dilutive share count. The GAAP incremental dilutive shares does not include the impact of the Company’s capped call transaction, and as such, an effective conversion price of $13.98 is used when determining incremental shares to add to the dilutive share count.

Reconciliation of GAAP to Non-GAAP Financial Data (FY 2023)

(in thousands)
(unaudited)

		Non-GAAP Adjustments
		Share-based
For the year ended December 31, 2023	GAAP	Compensation	Amortization	Other		Non-GAAP
Net sales	$666,435					$666,435
Gross profit	285,059	4,913		232		290,204
Gross margin	42.8%					43.5%
Operating expenses	215,119	(23,645)	(8,481)	(2,363)		180,630
Operating income	69,940	28,558	8,481	2,595	^	109,574
Net income (loss)	(30,368)	28,558	8,481	91,668	^	98,339

^	- See table below for additional details.

Other Non-GAAP Adjustments (FY 2023)

(in thousands)
(unaudited)

For the year ended December 31, 2023
Acquisition related	$1,056
Changes in contingent consideration	701
Transition expenses related to San Jose expansion project	838
Subtotal	2,595
Non-cash interest expense	1,118
Other (income) expense, net	97,091
Non-GAAP tax adjustment *	(9,136)
Total Other	$91,668

*	- The ‘with or without’ method is utilized to determine the income tax effect of all Non-GAAP adjustments.

Net Income per Common Share (FY 2023)

(in thousands, except per share amounts)
(unaudited)

	Year ended December 31, 2023
	GAAP	Non-GAAP
Numerator:
Net income (loss)	$(30,368)	$98,339
Interest expense associated with convertible notes	—	4,768
Net income (loss) available to common shareholders	$(30,368)	$103,107

Denominator:
Basic weighted average shares outstanding	53,769	53,769
Effect of potentially dilutive share-based awards	—	850
Dilutive effect of 2023 Convertible Senior Notes	—	21
Dilutive effect of 2025 Convertible Senior Notes	—	2,786
Dilutive effect of 2027 Convertible Senior Notes (1)	—	3,417
Diluted weighted average shares outstanding	53,769	60,843

Net income per common share:
Basic	$(0.56)	$1.83
Diluted	$(0.56)	$1.69

(1)  -  The non-GAAP incremental dilutive shares includes the impact of the Company’s capped call transaction issued concurrently with our 2027 Notes, and as such, an effective conversion price of $18.46 is used when determining incremental shares to add to the dilutive share count. The GAAP incremental dilutive shares does not include the impact of the Company’s capped call transaction, and as such, an effective conversion price of $13.98 is used when determining incremental shares to add to the dilutive share count.

Reconciliation of GAAP Net Income to Non-GAAP Operating Income (FY 2024 and 2023)

(in thousands)
(unaudited)

	Year ended	Year ended
	December 31, 2024	December 31, 2023
GAAP Net income (loss)	$73,714	$(30,368)
Share-based compensation	35,879	28,558
Amortization	6,983	8,481
Asset impairment	28,131	—
Acquisition related	—	1,056
Changes in contingent consideration	(21,242)	701
Transition expenses related to San Jose expansion project	—	838
Sales of productive assets	(2,033)	—
Interest (income) expense, net	(1,853)	1,187
Other	1,373	97,091
Income tax expense (benefit)	(4,880)	2,030
Non-GAAP Operating income (loss)	$116,072	$109,574

Reconciliation of GAAP to Non-GAAP Financial Data (Q1 2025)

(in millions, except per share amounts)

(unaudited)

				Non-GAAP Adjustments
Guidance for the three months ending				Share-based
March 31, 2025	GAAP			Compensation	Amortization	Other	Non-GAAP
Net sales	$155	-	$175				$155	-	$175
Gross profit	63	-	72	2	—	—	65	-	74
Gross margin	41%	-	41%				42%	-	42%
Operating expenses	56	-	58	(8)	(1)	—	47	-	49
Operating income	7	-	14	10	1	—	18	-	25
Net income	$7	-	$13	10	1	(2)	$16	-	$22

Income per diluted common share	$0.11	-	$0.22				$0.26	-	$0.36

Income per Diluted Common Share (Q1 2025)

(in millions, except per share amounts)
(unaudited)

Guidance for the three months ending March 31, 2025	GAAP			Non-GAAP
Numerator:
Net income available to common shareholders	$7	-	$13	$16	-	$22

Denominator:
Basic weighted average shares outstanding	58		58	58		58
Effect of potentially dilutive share-based awards	1		1	1		1
Dilutive effect of 2027 Convertible Senior Notes (1)	—		2	1		1
Diluted weighted average shares outstanding	59		61	60		60

Net income per common share:
Income per diluted common share	$0.11	-	$0.22	$0.26	-	$0.36

(1)    - The non-GAAP incremental dilutive shares includes the impact of the Company’s capped call transaction issued concurrently with our 2027 Notes, and as such, an effective conversion price of $18.46 is used when determining incremental shares to add to the dilutive share count. The GAAP incremental dilutive shares does not include the impact of the Company’s capped call transaction, and as such, an effective conversion price of $13.98 is used when determining incremental shares to add to the dilutive share count.

Reconciliation of GAAP Net Income to Non-GAAP Operating Income (Q1 2025)

(in millions)
(unaudited)

Guidance for the three months ending March 31, 2025
GAAP Net income	$7	-	$13
Share-based compensation	10	-	10
Amortization	1	-	1
Income tax expense	—	-	1
Non-GAAP Operating income	$18	-	$25

Note: Amounts may not calculate precisely due to rounding.